Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     Pursuant to 18 U.S.C. §1350, the undersigned officers of PDG Environmental, Inc. (the “Corporation”), hereby certify that the Corporation’s Quarterly Report on Form 10-Q for the period ended July 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

By:	/s/ John C. Regan
John C. Regan
Chief Executive Officer

By:	/s/ Nicola Battaglia
Nicola Battaglia
Chief Financial Officer
September 14, 2007

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